February 25, 2019 FedNat Holding Company 14050 N.W. 14th Street, Suite 180 Sunrise, Florida 33323 Attention: Ronald A. Jordan, Chief Financial Officer Re: Redemption of Senior Unsecured Fixed Rate Notes Due 2022 Ladies and Gentlemen: Reference is made to the Indenture dated as of December 28, 2017 (the “Base Indenture”), as amended and supplemented by Supplemental Indenture No. 2 dated as of December 29, 2017 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each among FedNat Holding Company (formerly known as Federated National Holding Company), a Florida corporation (the “Company”), The Bank of New York Mellon, as Trustee, The Bank of New York Mellon, London Branch, as Paying Agent and The Bank of New York Mellon, SA/NV, Luxembourg Branch, as Registrar. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Indenture. The undersigned, constituting Holders of a majority in principal amount of the outstanding Senior Unsecured Fixed Rate Notes due 2022 (the “2022 Senior Notes”) issued by the Company pursuant to the Indenture, hereby state and agree, as follows: 1. Section 5.1(a) of the Indenture provides that the 2022 Senior Notes shall not be redeemable by the Company in whole or in part at any time, except as contemplated therein at the option of the Holders of the 2022 Senior Notes, including in connection with a Change of Control. Consistent with Section 5.1(a) of the Indenture, the undersigned hereby agrees to the redemption by the Company of the 2022 Senior Notes, on such terms as specifically set forth in the Officers’ Certificate executed by the Company in favor of the Trustee attached as Exhibit A hereto and in the Notice of Redemption by the Company to the undersigned attached as Exhibit B hereto (such redemption, the “Redemption”). 2. The undersigned waives any and all past, present or future default, Default, Event of Default or non-compliance with the provisions of the Indenture that may arise in connection with the Redemption. 3. The Trustee, Paying Agent and Registrar may rely on this letter agreement, in connection with the performance of its duties under the Indenture in relation to the Redemption. [Signature pages follow] Sincerely,1 Athene Annuity & Life Assurance Company 1 Note to Draft: Signature block lifted from FedNat-Athene 2017 NPA. Athene to confirm and update as needed.

By: Athene Asset Management, L.P., its investment manager By: AAM GP Ltd., its general partner By: /s/ James Kenney Name: James Kenney Title: Authorized Signatory Athene Annuity and Life Company By: Athene Asset Management, L.P., its investment manager By: AAM GP Ltd., its general partner By: /s/ James Kenney Name: James Kenney Title: Authorized Signatory

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN BY: FedNat Holding Company By: /s/ Ronald A. Jordan Name: Ronald A. Jordan Title: Chief Financial Officer

Exhibit A FEDNAT HOLDING COMPANY OFFICERS’ CERTIFICATE FEBRUARY 25, 2019 Pursuant to Sections 5.1(a) and 5.2 of the Indenture dated as of December 28, 2017 among FedNat Holding Company, f/k/a Federated National Holding Company, a Florida corporation (the “Company”), The Bank of New York Mellon, as Trustee, The Bank of New York Mellon, London Branch, as Paying Agent and The Bank of New York Mellon, SA/NV, Luxembourg Branch, as Registrar (as amended or supplemented, the “Indenture”), the undersigned officers of the Company do hereby certify, in their capacities as officers of the Company and in the name and on behalf of the Company, in connection with the Company’s election to redeem the Senior Unsecured Floating Rate Notes Due 2022 (the “ 2022 Notes”) as follows: 1. The redemptions of the 2022 Notes shall occur pursuant to an agreement negotiated between the Company and the holders of the 2022 Notes. 2. The Redemption Date shall be March 5, 2019 (subject to adjustment). 3. The principal amount of the 2022 Notes to be redeemed is $20,000,000, representing 100% of the 2022 Notes outstanding. 4. The Redemption Price is 112.5% of the outstanding principal amount of the 2022 Notes to be redeemed, which equates to $22,500,000. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Indenture. IN WITNESS WHEREOF, Company has duly executed this Officer’s Certificate, effective as of the date set forth above. FEDNAT HOLDING COMPANY, a Florida corporation By:__/s/ Michael H. Braun_________________________ Michael H. Braun Chief Executive Officer By:__/s/ Ronald A. Jordan_________________________ Ronald A. Jordan Chief Financial Officer

Exhibit B NOTICE OF REDEMPTION of Senior Unsecured Fixed Rate Notes due 2022 of FedNat Holding Company, f/k/a Federated National Holding Company (ISIN No. [XS1744725562])2 February 25, 2019 To the Holders the FedNat Holding Company’s (f/k/a Federated National Holding Company) Senior Unsecured Fixed Rate Notes due 2022: This notice is being given to you as a holder of our Senior Unsecured Fixed Rate Notes due 2022 (the “2022 Notes”) pursuant to Section 5.4 of the Indenture dated December 28, 2017 among FedNat Holding Company, f/k/a Federated National Holding Company (“FedNat”), The Bank of New York Mellon, as trustee (in such capacity, the “Trustee”), The Bank of New York Mellon, London Branch, as paying agent (in such capacity the “Paying Agent”), and The Bank of New York Mellon SA/NV, Luxembourg Branch, as registrar (as amended or supplemented, the “Indenture”), that FedNat has elected to redeem all of the Senior Unsecured Fixed Rate Notes Due 2022 (the “2022 Notes”) held by you. Such redemption of the 2022 Notes is being made pursuant to Section 5.1(a) of the Indenture and an agreement negotiated between the Company and the holders of the 2022 Notes. FedNat shall redeem all of the 2022 Notes on or about March 5, 2019 (the “Redemption Date”). The redemption price shall be $22,500,000, which is equal to 112.5% of the outstanding principal amount of the 2022 Notes to be redeemed. Accrued interest, to, but excluding the Redemption Date equals $ $297,777.78. On the Redemption Date, the redemption price and accrued interest to, but excluding, the Redemption Date in the amount of $22,797,777.78 shall become due and payable upon each 2022 Note to be redeemed, and, unless FedNat defaults in making the redemption payment, that interest on the 2022 Notes called for redemption shall cease to accrue on or after said date. The 2022 Notes shall be surrendered for payment of the redemption price and accrued interest to the Paying Agent at the following address: The Bank of New York Mellon, London Branch London EC2N 2DB United Kingdom Attention: International Corporate Trust The 2022 Notes called for redemption must be surrendered in accordance with the procedures of the Depositaries or to the Paying Agent to collect the redemption price. 2 The ISIN number appearing herein has been included solely for the convenience of the holders of the Notes. Neither FedNat nor the Trustee shall be responsible for the selection or use of any such ISIN number nor is any representation made as to its correctness or accuracy on the Notes or as indicated.

Exhibit B Should you have any questions concerning the foregoing, please do not hesitate to contact the undersigned. Very truly yours, FEDNAT HOLDING COMPANY, F/K/A FEDERATED NATIONAL HOLDING COMPANY __/s/ Michael H. Braun_________________________ Michael H. Braun Chief Executive Officer